Investor Presentation Claros Mortgage Trust, Inc. (CMTG) May 2022 The properties above are not representative of all transactions. Final steps: Remove [ ] Update page numbers Remove loan names Cover photos: OPO The Park Santa Monica Silvery Towers Notes - Warehouse lines: Credit facilities (BXMT) Secured debt obligations (ARI) Secured credit facilities (TRTX) Warehouse facilities (KREF) Repurchase facilities on balance sheet, warehouse facilities in marketing (CMTG) For GS Conference, bring: 1Q22 earnings supp (x3) Investor Presentation (x12) Mgmt Deck (x3) Exhibit 99.1

The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Net Debt/Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash equity compensation expense (income), (ii) incentive fees, (iii) real estate depreciation and amortization, (iv) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (v) one-time events pursuant to changes in GAAP and (vi) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Net Distributable Earnings is Distributable Earnings less incentive fees due to the Company’s Manager. Distributable Earnings is substantially the same as Core Earnings, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt/Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt/Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings and Net Distributable Earnings provide meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes the Distributable Earnings and Net Distributable Earnings measures help it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings and Net Distributable Earnings do not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings and Net Distributable Earnings may not be comparable to the Distributable Earnings and Net Distributable Earnings reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Net Distributable Earnings, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Net Distributable Earnings is a key factor considered by the board of directors in setting the dividend and as such the Company believes Net Distributable Earnings is useful to investors. Accordingly, the Company believes providing Net Distributable Earnings on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current provision for credit losses, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of March 31, 2022 unless otherwise noted. Important Notices

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV’s stated herein represent CMTG’s total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to CMTG’s loan, divided by the Company’s estimate of either (i) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third party appraisal) or (ii) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the Covid-19 pandemic on asset values or project costs. However, it should be noted that certain LTV/LTCs have been updated in the case of (i) partial loan paydowns and/or releases of underlying collateral, (ii) material identified changes to expected project costs, (iii) the receipt of a new appraisal (typically in connection with financing or refinancing activity), (iv) certain loan modifications or (v) other facts or circumstances that warrant a change in the reported loan-to-value or loan-to-cost as we deem appropriate. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans, expectations and the potential impact of the COVID-19 pandemic. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: expected investments by CMTG or any other parties; CMTG’s business and investment strategy; CMTG’s projected operating results; the timing of cash flows from CMTG’s investments; the state of the U.S. economy generally or in specific geographic regions; actions and initiatives of the U.S. government and changes to U.S. government policies; CMTG’s ability to obtain financing arrangements; CMTG’s expected leverage; general volatility of the markets in which CMTG may invest; the return or impact of current and future investments; changes in interest rates; rates of default or decreased recovery rates on CMTG’s target assets; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); CMTG’s ability to maintain its qualification as a REIT; availability of investment opportunities in mortgage-related and real estate-related investments and securities; the ability to locate suitable investments for CMTG, monitor, service, and administer CMTG’s investments and execute its investment strategy; availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to its stockholders in the future; projections of net equity investment, yield, internal rate of return, and loan-to-value or loan-to-cost ratios; continuing impact of COVID-19; CMTG’s understanding of its competition; and market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CMTG Snapshot See Endnotes in the Appendix. $7.2 billion Unpaid Principal Balance $2.5 billion Equity Book Value 8.1% Dividend Yield1 5.6% Weighted Average All-In Yield2 96% Senior Loans3 97% Floating Rate Loans3 67.7% Weighted Average Portfolio LTV4 1.9x Net Debt/Equity Ratio5

AREA is sold to ARES Management. The Macks retain a number of AREA businesses, employees, and associated infrastructure William, Richard and Stephen Mack form Mack Real Estate Group (MREG). MREG principals assume operational and strategic control of Mack Property Management L.P. (MPM) (formerly known as Winthrop Management L.P.) The Mack family has a long and accomplished history in the commercial real estate industry since 1962 Mack Family Real Estate History 1962 1993 2003 2013 2014 2015 2021 2022 Apollo Real Estate Advisers is a first-mover in the mezzanine debt and CMBS fund management businesses MREG establishes Mack Real Estate Credit Strategies, L.P. (MRECS) with a focus on transitional properties in need of flexible debt capital and sponsors seeking an experienced, sophisticated real estate lending partner MRECS launches Claros Mortgage Trust, Inc. (CMTG), a commercial mortgage REIT, in August 2015 MREG establishes a development pipeline of 5,000 units in key markets by 2015 CMTG surpasses $15Bn of originations6 The Mack Company is founded to invest and develop distribution and industrial property in the New York City metropolitan area William Mack co-founds Apollo Real Estate Advisers, later renamed AREA Property Partners, a private equity real estate investment management company, and Richard Mack joins as one of the initial employees CMTG completes its initial public offering on the NYSE in November 2021 MPM becomes a wholly owned subsidiary of Mack Real Estate Group, LLC

Integrated real estate investor, lender, operator and developer Principals and members of senior management have decades of global real estate investing experience Approximately 240 employees across the firm’s credit, equity and property management businesses CMTG is externally managed and advised by Claros REIT Management LP, an affiliate of MRECS, the CRE lending and debt investment business affiliated with MREG Mack Real Estate Group Profile Opportunity Zone Investments Est. 2019 Multi-family and Industrial Investments Est. 2013 Real Estate Equity (“MREG”) Comprehensive Property Management Services Property Management (“MPM”) Senior Transitional Lending Est. 2015 High Yield Real Estate Debt Est. 2018 Real Estate Credit (“MRECS”) Experienced, Integrated Development Team Real Estate Development (“MRED”)

MREG’s Platform Eleanor Seattle, WA WREN Los Angeles, CA The Greenpoint Brooklyn, NY Eve at the District Miami, FL The properties pictured above are not CMTG investments and are not expected to be invested in by CMTG. Mack Real Estate Credit Strategies, LP (MRECS) Investment MSAs Mack Real Estate Group (MREG) and Mack Real Estate Development (MRED) Assets Mack Property Management, L.P. (MPM) Markets Mack Real Estate Group, LLC Office Approximately 240 professionals provide on-the-ground presence in many of the top Metropolitan Statistical Areas (MSAs) Chicago, IL Denver, CO Pittsburgh, PA New York, NY Boston, MA Washington, D.C. Area Philadelphia, PA Orlando, FL South Florida / Miami Atlanta, GA San Diego, CA Los Angeles, CA San Francisco, CA Seattle, WA Scottsdale, AZ Phoenix, AZ Flagstaff, AZ Nashville, TN Houston, TX Greenwich, CT Detroit, MI Austin, TX Savannah, GA Dallas, TX Las Vegas, NV

CMTG Overview Focus on transitional loan opportunities secured by high quality CRE assets, generally with institutional-grade sponsorship, located in major U.S. markets where MREG has infrastructure and / or experience, at a compelling loan basis KEY DIFFERENTIATORS “Ownership mindset” investment approach Roots in real estate development and operations dating back to the 1960s Established and scaled platform with demonstrated track record Take a level of Borrower execution risk; utilize moderate leverage Proactive asset management with a focus on staying ahead of the Borrower

Loan Portfolio Overview Key Portfolio Metrics7 March 31, 2022 December 31, 2021 Unpaid Principal Balance $7.2Bn $6.6Bn Total Loan Commitments8 $8.7Bn $7.7Bn Number of Loans 73 60 LTV4 67.7% 67.6% Average Commitment Size $119.4MM $128.2MM Weighted Average All-In Yield2 5.6% 5.7% Floating Rate Loans3 97% 97% Senior Loans3 96% 96%

Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. a. Includes four loans secured by a portfolio of build-to-rent homes, representing $153.5 million in loan commitments and $3.1 million in unpaid principal balance. $ amounts in millions Region Exposure by Unpaid Principal Balance (UPB) and as a % of Total UPB Collateral Type Number of Loans UPB % of Total UPB Northeast West Mid Atlantic Southeast Southwest Midwest Other Multi-family 21 $2,672 37% $390 / 5% $965 / 13% $830 / 11% $132 / 2% $242 / 3% $114 / 2% - Hospitality 9 $1,240 17% $543 / 8% $179 / 2% $149 / 2% $247 / 3% $123 / 2% - - Office 12 $1,084 15% $378 / 5% $211 / 3% - $283 / 4% $88 / 1% $125 / 2% - Mixed-Use 6 $753 10% $555 / 8% - $175 / 2% $22 / 0% - - - For Sale Condo 6 $618 9% $128 / 2% $281 / 4% $73 / 1% $135 / 2% - - - Land 8 $632 9% $588 / 8% - $18 / 0% $27 / 0% - - - Othera 11 $234 3% $43 / 1% - - $121 / 2% - $47 / 1% $24 / 0% Total 73 $7,233 100% $2,625 / 36% $1,636 / 23% $1,245 / 17% $967 / 13% $452 / 6% $285 / 5% $24 / 0%

4Q-2019 1Q-2022 By Property Type3 By Geography3 Portfolio Migration Percentage Point Increase: Multi-family (+14%) Percentage Point Decrease: New York (-15%) For Sale Condo (-5%)

Financial Overview Key Financial Metrics 1Q-2022 GAAP Net Income ($MM) Per Share $29.4 $0.21 Net Distributable Earnings ($MM)9 Per Share $33.5 $0.24 Dividend ($MM) Per Share $51.7 $0.37 Book Value ($MM) Per Share Adjusted Book Value per Share10 $2,541.2 $18.20 $18.76 Net Debt/Equity Ratio5 Total Leverage Ratio11 1.9x 2.3x

Conservative and Diversified Funding Strategy Total financing capacity of $6.5 billion with $1.1 billion of undrawn capacity Unencumbered loan assets totaled $614.8 million Financing Sources3 Wtd. Average Spread of Financing Sources12 + 2.59% Wtd. Average LIBOR / SOFR Floor of Financing Sources 0.28% + 2.00% + 4.51% + 4.50% + 3.57% + 2.78% Weighted Average Spread12

Capital Structure Overview For illustrative and discussion purposes only. Not intended to illustrate order of priority. Conservative Capital Structure Capital Structure Composition ($ amounts in millions) Conservative 1.9x Net Debt/Equity Ratio5 $5.0 billion total warehouse financing capacity across six counterparties with $4.0 billion outstanding $614.8 million of unencumbered loan assets, plus $444.0 million of cash Warehouse Facilities $4,020 Other Asset- Specific Financings $314 Debt Related to REO $290

Interest Rate Sensitivity Steepness of interest rate forward curve(s) and subsequent loan repayments and originations will influence the crossover point to being asset sensitive Interest Rates at 3/31 LIBOR: 0.45% SOFR: 0.30%

Illustrative Transaction Economics a. Intended to illustrate the potential impact on levered ROE from a rising rate environment, based upon recent steepening in the forward interest rate curve, holding advance rates and spreads consistent. CMTG can provide no assurance that actual interest rates will be consistent with those currently anticipated by the forward rate curve or that the company will be able to continue originating and borrowing against new loans at similar advance rates and spreads. Origination Considerations Current Rising Rate Environmenta Benchmark SOFR (%) SOFR (%) Average Spreads 3.25% - 4.00% 3.25% - 4.00% Financing Cost of Capital Financing 75.0% 75.0% Financing Spreads 1.75% - 2.25% 1.75% - 2.25% Implied Levered ROE ~8% - 11% ~9% - 12%

10-Year Treasuries vs CMTG Dividend Yield 1

Appendix A The properties above are not representative of all transactions.

Richard Mack15 CEO and Chairman, CMTG; Co-Founder and CEO, MREG Mike McGillis15 President, CMTG; President and COO, MREG Jai Agarwal15 CFO, CMTG; CFO, MREG Kevin Cullinan15 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Originations, MREG Priyanka Garg15 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Asset Management, MREG Barden Gale15 Vice Chairman, MREG Paul Keller16 Chairman, MRED; Vice Chairman, MREG J.D. Siegel15,17 Executive Vice President, CMTG; General Counsel, MREG Dave Germond15,17 MD, Head of Capital Raising, MREG As of May 9, 2022. MRECS Senior Leadership Photo Name Role(s) Prior Experience Richard Mack1 CEO and Chairman, CMTG; Co-Founder and CEO, MREG AREA Property Partners Apollo Real Estate Advisers Shearson Lehman Hutton Mike McGillis1 President, CMTG; President and COO, MREG JER Partners Freddie Mac AEW Capital Management PricewaterhouseCoopers Jai Agarwal CFO, CMTG; CFO, MREG Apollo Commercial Real Estate Finance CM Finance Blackstone Mortgage Trust Kevin Cullinan1 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Investments, MREG J.P. Morgan CBRE Priyanka Garg1 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Portfolio and Asset Management. MREG Treeview Real Estate Advisors Westbrook Partners Goldman Sachs J.D. Siegel1,2 Executive Vice President, CMTG; General Counsel, MREG Aetos Capital Real Estate Centerbridge Partners Shearman & Sterling Dave Germond1,2 MD, Head of Capital Raising, MREG Tishman Speyer Prudential Real Estate Investors Barden Gale1 Vice Chairman, MREG JER Partners Starwood Capital Group ABP Investments U.S., Inc. (APG) WM / PK? CMTG Leadership Other IC Members / Advisers

Portfolio Overview Investment Loan Commitment8 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 1 $390.0 $390.0 Nov-19 Multifamily NY Senior N 3 Investment 2 405.0 375.5 Dec-21 Multifamily CA Senior N 3 Investment 3 290.0 290.0 Jul-18 Hospitality NY Senior N 4 Investment 4 321.1 281.2 Oct-19 For Sale Condo CA Senior Y 3 Investment 5 258.0 258.0 Dec-21 Multifamily VA Senior N 2 Investment 6 210.0 207.5 Dec-18 Mixed-use NY Senior N 4 Investment 7 225.0 195.9 Jul-21 Hospitality GA Senior N 3 Investment 8 193.1 193.1 Aug-19 Hospitality NY Senior N 3 Investment 9 192.6 192.6 Sep-18 Land NY Senior N 3 Investment 10 184.5 184.5 Dec-21 Multifamily VA Senior N 2 Investment 11 263.0 175.2 Oct-19 Mixed-use DC Senior Y 3 Investment 12 170.0 170.0 Jan-22 Multifamily CO Senior Y 3 Investment 13 174.9 152.8 Jun-18 Mixed-use NY Senior Y 1 Investment 14 150.0 150.0 Feb-19 Office CT Senior N 3 Investment 15 258.4 149.3 Sep-19 Office GA Senior N 3 Investment 16 148.5 148.5 Jan-18 Hospitality VA Senior N 3 Investment 17 147.5 147.5 Dec-21 Multifamily PA Senior N 3 Investment 18 262.5 139.3 Feb-22 Multifamily CA Senior Y 3 Investment 19 155.0 135.3 Aug-19 Multifamily CA Senior N 3 Investment 20 225.0 134.7 Sep-19 For Sale Condo FL Senior Y 3 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Oriana at River Tower Park Santa Monica Manhattan Times Square Silvery Towers Highlands - Evo The Brill Building JW Marriott Savannah Courtyard Marriott HY 70 Hudson Yards Highlands - Aubrey Wharf Phase II X Denver 85 Jay Street RFR Stamford Portfolio Lindbergh Center Marriott Key Bridge Hamilton (Refi) Milani & Pistoia Veritas Portfolio Bayshore Grove Oriana at River Tower Park Santa Monica Manhattan Times Square Silvery Towers Highlands - Evo The Brill Building JW Marriott Savannah Courtyard Marriott HY 70 Hudson Yards Highlands - Aubrey Wharf Phase II X Denver 85 Jay Street RFR Stamford Portfolio Lindbergh Center Marriott Key Bridge Hamilton (Refi) Milani & Pistoia Veritas Portfolio Bayshore Grove

Portfolio Overview (cont’d) Investment Loan Commitment8 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 21 $130.0 $130.0 Dec-21 Multifamily VA Senior N 3 Investment 22 125.0 125.0 Dec-21 Office IL Subordinate N 3 Investment 23 127.5 122.5 Sep-21 Hospitality TX Senior N 3 Investment 24 122.5 122.5 Sep-19 Office NY Senior N 3 Investment 25 120.0 119.4 Apr-19 Mixed-use NY Senior N 3 Investment 26 122.0 118.6 Mar-22 Multifamily TX Senior Y 3 Investment 27 166.8 117.9 Sep-21 Other GA Senior Y 2 Investment 28 116.0 116.0 Sep-18 Land NY Senior N 4 Investment 29 113.5 113.5 Jul-21 Multifamily IL Senior N 3 Investment 30 124.8 111.6 Feb-20 Office CA Senior N 4 Investment 31 104.3 104.3 Jun-18 Land NY Senior N 4 Investment 32 103.0 103.0 Dec-21 Multifamily TN Senior N 3 Investment 33 97.5 97.5 Oct-17 Hospitality CA Senior N 3 Investment 34 100.0 94.8 Aug-21 Office CA Senior N 3 Investment 35 100.8 94.7 Jan-22 Multifamily NV Senior Y 3 Investment 36 87.8 87.8 Mar-20 Office TX Senior N 4 Investment 37 81.4 81.4 Jul-18 Hospitality CA Senior N 4 Investment 38 76.6 76.6 Mar-18 Land NY Subordinate N 4 Investment 39 75.5 75.5 Apr-19 Mixed-use NY Senior N 3 Investment 40 75.0 75.0 Nov-18 Office NY Senior N 4 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Falls Green Old Post Office (refi) Austin Proper Panorama 875 Washington Cedar Springs / Park West Tilford Yards Gans Portfolio Exhibit on Superior 301 Battery 450 11th Avenue SoBro Pendry San Diego Atrium Irvine Green Valley Marathon Oil Tower Hyatt Newport Beach Hotel Carter Chrysler Building 88 University (Refi) Falls Green Old Post Office (refi) Austin Proper Panorama 875 Washington Cedar Springs / Park West Tilford Yards Gans Portfolio Exhibit on Superior 301 Battery 450 11th Avenue SoBro Pendry San Diego Atrium Irvine Green Valley Marathon Oil Tower Hyatt Newport Beach Hotel Carter Chrysler Building 88 University (Refi)

Portfolio Overview (cont’d) Investment Loan Commitment8 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 41 $75.0 $74.4 Dec-18 Multifamily DC Senior N 2 Investment 42 73.3 73.3 Dec-21 For Sale Condo VA Senior N 3 Investment 43 72.3 69.7 Mar-18 For Sale Condo NY Senior Y 4 Investment 44 84.8 69.4 Aug-21 Office GA Senior N 3 Investment 45 67.0 67.0 Aug-19 Land NY Senior N 4 Investment 46 141.1 64.4 Apr-20 Office TN Senior Y 3 Investment 47 76.4 62.4 Dec-21 Multifamily TX Senior N 3 Investment 48 60.0 60.0 Aug-18 Hospitality NY Senior N 3 Investment 49 73.7 50.8 Jan-22 Hospitality TN Senior Y 3 Investment 50 53.3 49.8 Mar-22 Multifamily AZ Senior Y 3 Investment 51 79.6 46.7 Jun-21 Other MI Senior N 3 Investment 52 110.1 42.0 Mar-21 Other MA Senior Y 3 Investment 53 44.8 37.1 Feb-22 Multifamily TX Senior Y 3 Investment 54 35.7 35.7 Jun-18 Multifamily PA Senior N 1 Investment 55 33.0 33.0 Aug-19 For Sale Condo NY Senior N 3 Investment 56 31.3 31.3 Dec-18 Land NY Subordinate N 3 Investment 57 30.0 30.0 Apr-19 Office MA Senior N 3 Investment 58 77.1 29.5 Nov-21 Multifamily FL Senior Y 3 Investment 59 30.2 26.9 Jul-21 Land FL Subordinate N 3 Investment 60 25.8 25.8 Aug-17 For Sale Condo NY Senior N 2 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Valo Apartments Highlands - Pierce 1 Prospect Park West Buckhead Tower Parsons Boulevard One22One Highland Meadows 48 Lex (Refi) Hutton Hotel Cave Creek Gateway Industrial 100 Crosby Esperanza Vue 32 575 4th Avenue 545 West 37th Street Two Charlesgate West Pinecrest Views 700 N Miami The Axton Valo Apartments Highlands - Pierce 1 Prospect Park West Buckhead Tower Parsons Boulevard One22One Highland Meadows 48 Lex (Refi) Hutton Hotel Cave Creek Gateway Industrial 100 Crosby Esperanza Vue 32 575 4th Avenue 545 West 37th Street Two Charlesgate West Pinecrest Views 700 N Miami The Axton

Portfolio Overview (cont’d) Investment Loan Commitment8 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 61 $28.5 $23.9 Feb-22 Multifamily TX Senior Y 3 Investment 62 141.8 22.4 Dec-21 Mixed-use FL Senior Y 3 Investment 63 17.5 17.5 Apr-21 Land PA Senior N 3 Investment 64 15.0 15.0 Jul-19 Other Other Senior N 5 Investment 65 8.6 8.6 May-17 Other Other Senior N 5 Investment 66 90.0 4.7 Feb-22 Office WA Senior Y 3 Investment 67 34.6 3.1 Jan-22 Other FL Senior Y 3 Investment 68 0.9 0.9 Aug-18 Other NY Subordinate N 2 Investment 69 32.8 - Jan-22 Other GA Senior N 3 Investment 70 130.5 - Jan-22 Other PA Senior Y 3 Investment 71 60.3 - Nov-21 Multifamily NV Senior Y 3 Investment 72 54.0 - Feb-22 Other GA Senior Y 3 Investment 73 32.1 - Feb-22 Other FL Senior Y 3 Total / Wtd. Average18 $8,714.9 $7,233.8   27% CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Rosewood North Dallas Kane Concourse Northern Liberties Ceruzzi Estate Loan 111 Mass Ave NW The Jack Holley Lane 1 Flatbush Avenue Walker Ridge 3.0 University Place Apex Cottages at N.H. March Road Rosewood North Dallas Kane Concourse Northern Liberties Ceruzzi Estate Loan 111 Mass Ave NW The Jack Holley Lane 1 Flatbush Avenue Walker Ridge 3.0 University Place Apex Cottages at N.H. March Road

Condensed Consolidated Balance Sheets March 31, 2022 and December 31, 2021 Source: CMTG financials. ($ amounts in thousands) March 31, 2022 March 31, 2022   December 31, 2021 December 31, 2021 Assets       Cash and cash equivalents $ 444,001 $ 310,194 Restricted cash 23,139 23,942 Loan principal payments held by servicer 9,999 154,600 Loans receivable held-for-investment 7,038,246 6,407,305 Less: current expected credit loss reserve (65,608) (67,010) Loans receivable held-for-investment, net 6,972,638 6,340,295 Interests in loans receivable held-for-investment, net 153,236 161,850 Real estate owned, net 404,947 406,887 Other assets 64,852 57,503 Total assets $ 8,072,812 $ 7,455,271   Liabilities and Stockholders’ Equity Repurchase agreements $ 4,019,910 $ 3,489,511 Loan participations sold, net 167,875 167,744 Notes payable, net 143,527 48,000 Secured term loan, net 738,928 739,762 Debt related to real estate owned, net 289,829 289,806 Other liabilities 71,968 54,457 Dividends payable 51,672 51,741 Management fee payable – affiliate 9,807 9,983 Total liabilities 5,493,516 4,851,004         Stockholders' Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 140,055,714 and 140,055,714 shares issued and 139,653,799 and 139,840,088 shares outstanding at March 31, 2022 and December 31, 2021, respectively 1,400 1,400 Additional paid-in capital 2,722,981   2,726,190 Dividends declared (877,331) (825,659) Retained earnings 694,112 664,700 Total Claros Mortgage Trust, Inc. equity 2,541,162 2,566,631 Non-controlling interests 38,134 37,636 Total stockholders' equity 2,579,296 2,604,267 Total liabilities and stockholders’ equity $ 8,072,812 $ 7,455,271

Income Statement For the Three Months Ended March 31, 2022 and 2021 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except per share data) March 31, 2022 March 31, 2022 March 31, 2021 March 31, 2021 Revenue Interest and related income $ 90,694 $ 105,803 Less: Interest and related expense 39,580 46,287 Net interest income 51,114 59,516 Revenue from real estate owned 6,813 1,051 Total revenue 57,927 60,567 Expenses Management fees – affiliate 9,807 9,626 Equity compensation - (1,642) General and administrative expenses 4,343 1,189 Operating expenses from real estate owned 7,780 1,700 Interest expense from debt related to real estate owned 2,584 1,475 Depreciation on real estate owned 1,940 1,293 Total expenses 26,454 13,641 Gain on foreclosure of real estate owned - 1,430 Other income - 5,855 (Provision for) reversal of current expected credit loss reserve (2,102) 185 Income before income taxes 29,371 54,396 Income tax benefit - 4,179 Net Income $ 29,371 $ 58,575 Net loss attributable to non-controlling interests $ (41) $ (37) Net income attributable to preferred stock $ - $ 4 Net income attributable to common stock $ 29,412 $ 58,608 Net income per share of common stock Basic and diluted $ 0.21 $ 0.44 Weighted-average shares of common stock outstanding Basic and diluted 139,712,501 133,609,126

Reconciliation of GAAP Net Income to Net Distributable Earnings For the Three Months Ended March 31, 2022 Refer to page 1 for definition of Net Distributable Earnings. ($ amounts in thousands) GAAP Net Income Adjustments Net Distributable Earnings Interest income $ 90,694 $ - $ 90,694 Interest expense (39,580) - (39,580) Net income relating to real estate owned (5,491) 1,940 (3,551) Management fees (9,807) - (9,807) General and administrative expenses (4,343) - (4,343) Provision for current expected credit loss (2,102) 2,102 - Net loss attributable to non-controlling interest 41 - 41 Total $ 29,412 $ 4,042 $ 33,454 Per Share $0.21 $0.03 $0.24

Endnotes Calculated as the annualized quarterly dividend per share divided by book value per share. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and fees, based on the applicable floating benchmark rate / floors (if applicable), in-place, as of the reporting date. This includes loans on non-accrual status; excluding those, the all-in yield on the loan portfolio was 5.3% at March 31, 2022. Based on unpaid principal balance. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Net Debt/Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Includes originations, co-originations, and acquisitions made by CMTG and its JV subsidiaries in which CMTG owns a 51% interest. Excludes our one real estate owned (REO) investment, unless otherwise noted. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Refer to page 25 for a reconciliation of Net Distributable Earnings to GAAP Net Income attributable to its common stock. Adjusted book value per share includes general CECL and depreciation. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. Calculated based on unpaid principal balance of loans and financings as of March 31, 2022. Assumes one-month USD LIBOR / SOFR of 0.45% / 0.30% as of March 31, 2022. MRECS Investment Committee Member. Paul Keller is an Adviser to the MRECS Investment Committee for construction investments. J.D. Siegel and Dave Germond are non-voting members of the MRECS Investment Committee. Based on total loan commitments.